Exhibit 99.1
Kraton Polymers LLC Second Quarter Earnings Call August 13, 2008

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures including EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in our press release dated August 12, 2008.

Second Quarter 2008 Recap Cost-Out / Efficiency Gains Approved capital project to upgrade systems and operating controls at Belpre site - driving further operating efficiencies New RTS facility lease - custom designed and cost out Paulinia Brazil workflow improvement project on track - cost out in excess of $1 million per year Innovation Innovation revenue trending toward 15% of revenue and ahead of our record 2007 pace Financial Covenants / Capital Structure Solid second quarter and first half-year results $17 million improvement in LTM Bank EBITDA from YE 2007 Prepaid $10 million of bank debt $21 million cash-on-hand at June 30, 2008 Headwinds Monomer and energy costs continue to escalate: Crude hits $140 /bbl in June Feedstock costs continue to escalate Butadiene allocation and cost increase 2x since YE 2007 Global price increases implemented

Total Adhesives, Sealants, and Coatings Advanced Materials Paving and Roofing IRL Non-Core COGS 0.11 0.15 0.14 0.11 0 -0.38 Revenue and Innovation Growth Total Adhesives, Sealants, and Coatings Advanced Materials Paving and Roofing IRL Non-Core COGS 0.14 0.18 0.2 0.16 0 -0.49 New Innovations Improved Innovations 2005 5 29 34 2006 9 28 37 2007 12 22 34 YTD 2008 13 23 37 (2) Innovation revenue defined as revenues of products introduced within the last 5 years Q2 2008 vs. Q2 2007 Revenue Change By End-Use Adhesives, Sealants, and Coatings Total Advanced Materials Paving and Roofing (1) Excludes footwear and noncore high styrenics, which aggregate approximately 2% of revenue YTD 2008 vs. YTD 2007 Revenue Change By End-Use Adhesives, Sealants, and Coatings Total Advanced Materials Paving and Roofing Innovation Revenue as a % of Total Revenue (2) (1) (1)

Second Quarter and YTD 2008 Financial Performance

Summary Financial Information ($MM) Second Quarter Second Quarter Second Quarter YTD June 30 YTD June 30 YTD June 30 2008 2007 2008 2007 Sales Volume (kT) 94 99 171 180 Total Revenues $ 345 $ 295 $ 612 $ 542 EBITDA (1) $ 35 $ 28 $ 51 $ 37 LTM Bank EBITDA (2) $ 116 $ 114 Total Debt $ 527 $ 585 Leverage 4.55 5.14 Interest Coverage 2.87 2.74 EBITDA is used by management to evaluate operating performance. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance. LTM Bank EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility.

2007 2008 Sales 287 328 ByProduct 8 17 Second Quarter 2008 Financial Summary Volume decline 4.8kt, mainly feedstock constraint driven Price & mix up $29 million Price and mix more than offset increase in feedstocks and other costs of production and lower volume Margin up 70 basis points Nearly 60% pull through from gross profit to EBITDA 25% Revenue ($MM) EBITDA ($MM) 17% $295 $345 $8 $287 $328 $17 Gross Profit ($MM) 2007 2007 2007 2007 2008 2008 2008 22%

2007 2008 Sales 287 328 ByProduct 8 17 Year to Date 2008 Financial Summary Volume decline of 8.6kt, mainly feedstock constraint driven Price & mix up $35 million Price and mix more than offset increase in feedstocks and other costs of production and lower volume Margin up 270 basis points $14 million improvement includes over $7 million of "one time" increases associated with restructuring and related charges 36% Revenue ($MM) Financial EBITDA ($MM) 13% $542 $612 $14 $528 $585 $27 2007 2007 2007 2008 2008 Gross Profit ($MM) 2007 2008 33%

Actual Covenant 6/30/2008 4th Qtr Leverage 4.52 4.95 115.8 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 12/31/107 3/31/2008 6/30/2008 4th Qtr LTM Bank EBITDA 98.9 104.1 116.5 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capitalization Table and Covenants LTM Bank EBITDA(1) ($MM) Leverage A/O June 30 Actual Covenant Coverage 2.7 2.5 Revolver Term Sr. Notes Insurance Bond Total Debt Rate L + 250 L + 200 8.125% Maturity May 2011 May 2013 January 2014 December 31, 2007 $ --- $ 338.5 $ 200.0 $ 0.5 $ 539.0 Scheduled increase (decrease) --- (1.8) --- 2.5 0.7 Voluntary repayments --- (10.0) --- (3.0) (13.0) Total changes --- (11.8) --- (0.5) (12.3) June 30, 2008 $ --- $ 326.7 $ 200.0 $ --- $ 526.7 (1) LTM Bank EBITDA includes $9.6mm Equity Cure $98.9 $104.1 $115.8 4.55 2.87 2.50 4.95 Actual Covenant Interest Coverage A/O June 30 Actual Covenant 12/31/07 3/31/08 6/30/08

Status Of Our 2008 Roadmap Plan Make It Happen Smart Pricing Balance the value created for our customers Feedstock and energy cost headwinds continue...... ......countered by price increases, cost outs, and innovation Leverage global procurement to mitigate monomer constraints Restructure Footprint Optimize our production asset base consistent with our growth and innovation requirements Pernis SIS closure and RTS restructuring completed Paulina process redesign project well underway Organizational Efficiency Organizational efficiency actions primarily taken in Q1 are yielding the desired results: Re-aligned and restructured operations, sales, customer service, and RTS organizations are seamlessly working together to deliver value and service to customers and bottom line results to stakeholders Investing in our Future Capture growth opportunities and cost outs Major capital program approved for system upgrade and control optimization at Belpre site which will improve competitiveness and operating efficiency $30 million to $40 million capex plan for 2008 Project pipeline robust